UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2006

Ashworth, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14547	84-1052000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2765 Loker Avenue West, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	760-438-6610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Indemnification Agreements

On December 12, 2006, the board of directors of Ashworth, Inc. (the "Company") approved a new form of indemnity agreement for its directors, executive officers, and other employees designated by the board. The board of directors also authorized the Company to enter into the newly-approved form of indemnification agreements (the "Indemnity Agreements") with each of its non-employee directors and each of the following officers: Peter M. Weil, Gary I. (Sims) Schneiderman, Peter E. Holmberg, Greg W. Slack and Halina Balys. The new form of indemnity agreement is expected to be used with future members of the board of directors and selected future employees of the Company.

The Indemnity Agreements provide for indemnification by the Company of each person subject to an Indemnity Agreement (an "Indemnified Party") to the fullest extent permitted by law against expenses and damages if the Indemnified Party is, or is threatened to be made, a party to or participant in a legal proceeding by reason of his or her status as a director, officer, employee, agent or fiduciary of the Company or by reason of the fact that he or she is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity. The Indemnity Agreements provide that the Company will advance the expenses of the Indemnified Party incurred in any such proceedings prior to final disposition of the claim. In determining an Indemnified Party’s entitlement to indemnification, the Indemnified Party will be presumed entitled to indemnification, and the Company will have the burden of proving otherwise.

The above summary of the Indemnity Agreements is qualified in its entirety by reference to the provisions of the form of Indemnity Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is furnished with this current report on Form 8-K:

Exhibit No. Description of Exhibit
10.1 Form of Indemnification Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ashworth, Inc.

December 15, 2006	By:	Peter M. Weil

Name: Peter M. Weil
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement.